Exhibit 99

National Fuel Gas Company BMO Capital Markets 3rd Annual Appalachian E&P Forum January 2007

Safe Harbor NOTE: This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, projections, strategies and future events or performance, other statements that are not statements of historical fact, and statements identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "may," "should," "will" or words of similar meaning. While National Fuel's expectations, beliefs and projections are made in good faith and are believed to have a reasonable basis, actual results may differ materially. Refer to National Fuel's most recent Form 10-K for a listing of important risk factors you should consider. In addition, this presentation contains certain non- GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided at the end of this presentation.

Grow shareholder value through timely investment in the energy industry. National Fuel Gas Company Corporate Objective

National Fuel Gas Company Energy Mktg. Timber E&P P&S Utility National Fuel Gas Distribution Corporation National Fuel Gas Supply Corporation and Empire State Pipeline Seneca Resources Corporation Highland Forest Resources, Inc. and NE Div. Of Seneca Resources Corporation National Fuel Resources, Inc. National Fuel Gas Company Major Business Segments

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E $3.1 B At Fiscal Year End Net Plant by Segment (in Billions)

National Fuel Gas Company Net Plant by Segment $2.9 Billion At September 30, 2006 P&S Utility All Other E&P Net plant 0.67 1.084 0.118 1.002

$193 Million 12 Months Ended September 30, 2006 Utility P&S E&P Timber Energy Mkt. Corp. & Other NI 47.3 55.6 78.4 5.7 5.8 1 National Fuel Gas Company Net Income from Continuing Operations* * Excludes oil and gas impairment of $68.6 million, income tax adjustments of $11.2 million and out-of- period adjustment to symmetrical sharing of $2.5 million.

Canada - 7% 43.3 BCFE NY PA Gulf Coast - 8% 49.3 BCFE CA - 72% 405.1 BCFE Total: 580.7 BCFE / 96.8 MMBOE Oil: 60% Gas: 40% Reserves by Region (at 09/30/06) East /Appalachian 13% 83.0 BCFE

E&P Year End Results September 30, 2006 Production: 47.4 BCFE Operating Revenue $346.9 MM Net Income $ 78.4 MM * Drilled 277 New Wells - 97% Success Rate Expenses/Mcfe 4th Quarter Fiscal Year DD&A $1.98 $2.00 LOE $1.14 $1.18 G&A $0.40 $0.49 ($23.3 MM) * Excludes oil & gas impairment of $68.6 million and income tax adjustment of $11.2 million.

Fiscal Year 1999 2000 2001 2002 2003 2004 2005 2006 Earnings 0.09 0.44 0.89 0.33 0.46 0.61 0.6 0.91 a b a Excludes oil & gas impairment, loss on sale and cum. effect of change in acctg of - $0.85 b Excludes SFAS 88 settlement loss of -$0.01 and Adjustment of loss on sale of oil and gas assets of +$0.06 c Excludes oil & gas impairment of -$0.80 and income tax adjustments of $0.13 Fiscal Year Exploration & Production Diluted Earnings per Share c

2002 2003 2004 2005 2006 2007E East 8.4 9.4 9.5 12.5 27 35.5 West 34.4 11.4 17.4 29.6 36 42.5 Canada 27 30.8 31.4 38.5 42 34.5 Gulf 44.8 24.2 19.4 41.8 103 99.5 $114.6 $75.8 $77.7 $122.4 $208.0 Fiscal Year $US Millions Exploration & Production Capital Expenditures by Division $210-$214

$US Millions Exploration & Production Estimated Capital Expenditures 2007 Gulf West East Canada Exploration Drlg. 64.5 4 5.6 23.4 G&G 4.3 0 0.5 2.7 Development New 0 0 23 1.9 Development Proved 5.6 28.1 0.4 0 Facilities 17.6 8.6 3.5 2.3 Leasehold Acquisition 5.4 0 1.8 2.7 Other 2.3 1.8 0.3 1.4 $99.7 $42.5 $35.1 $34.4

E&P's Forecast Data for Fiscal 2007 Production: 47 - 52 BCFE Number of Wells to be Drilled: 255 - 298 Expenses/Mcfe Estimated Range DD&A $2.00 - $2.10 LOE $1.10 - $1.30 Other Taxes (% of Revenue) $0.10 - $0.14 Other Operating Expenses $8.5 MM - $10.5 MM General and Administrative $ 24 MM - $26 MM

Swaps Volume Average Hedge Price Oil 0.5 MMBBL $37.86 / BBL Gas 2.3 BCF $ 7.32 / MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Oil 0.1 MMBBL $70.00 / BBL $77.00 / BBL Gas 4.1 BCF $ 7.42 / MCF $20.53 / MCF Nine Months Remaining Fiscal 2007 Exploration & Production Hedging Summary at 12/31/06 Fiscal 2008 Swaps Volume Average Hedge Price Oil 0.2 MMBBL $51.80 / BBL Gas 2.3 BCF $ 8.22 / MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Gas 1.4 BCF $ 7.42 / MCF $17.81 / MCF

EPS Guidance & Sensitivity Natural Gas ($/MMBtu) Oil ($/Bbl) At 09/21/06 $64.49 $7.119 Average $66.67 $7.476 Sept-07 $66.49 $7.391 Aug-07 $66.25 $7.311 Jul-07 $65.96 $7.221 Jun-07 $65.61 $7.126 May-07 $65.18 $7.166 Apr-07 $64.65 $7.746 Mar-07 $64.03 $7.921 Feb-07 $63.32 $7.881 Jan-07 $62.53 $7.391 Dec-06 $61.59 $6.011 Nov-06 $61.59 $4.781 Oct-06 * Please refer to Safe Harbor for Forward-Looking Statements on pp. 58-59 of National Fuel Gas's 12/8/06 Form 10-K. The sensitivity table is current as of November 6, 2006, but will become obsolete with the passage of time, changes in Seneca's production forecast, changes in basis differentials, changes in customer use per account, as additional hedging contracts are entered into, and the settling of NYMEX hedge contracts at their maturity. -$0.09 +$0.09 -$0.19 +$0.19 Decrease Decrease Increase $1 change per Bbl Oil $1 change per MMBtu gas Diluted Earnings Per Share Guidance* Range $2.10 - $2.30 Consolidated Earnings Earnings per Share Sensitivity to Changes From 9/21/06 NYMEX Prices* Increase Fiscal 2007 NFG & Subsidiaries NYMEX Settlement Prices

0 15 miles (2nd Well) (3rd Well) (5th Well) (4th Well) AREA OF MUTUAL INTEREST Gas Wells Drilling Wells Working interest lands Lands to be earned by drilling 66-E 79-J 50-C 93-D (1st Well) 60-E Sukunka Area Land Map Monkman P & A'd (6th Well) 77-D (7th Well) 69-C

Seneca's Working Interest: 20% Sukunka b-60-E Production Commenced on December 13, 2004 Current Sales Rate up to 60 MMcf/d * Sukunka d-93-D Well Successfully Completed Production Tests at Rates up to 33 MMcf/d * Sukunka 69-C Currently Drilling Expected Completion during 2nd Quarter FY 2007. Exploration & Production Sukunka Wells * Third Party Processing Facilities Limit Production to 65 MMcf/d

939,000 Total Net Acres 788,000 in PA 151,000 in NY National Fuel Mineral Interests

Devonian Shale Play Northern Appalachian Basin Devonian Shale Play national fuel January 2007 37

E&P East Division Stratigraphic Column Devonian Shales Depth: 4,500' - 8,000' (PA) Bass Island, Lockport, Medina, Whirlpool Depth: 2,000' - 6,000' (NY / PA) Upper Devonian Sandstones Depth: 800' - 4,500' (PA) Onondaga Limestone Depth: 2,500' - 6,000' (Southern NY / PA) Trenton, Black River Depth: 1,800' - 2,500' (Central NY) 8,000' - 15,000' (Southern NY / PA) Theresa Depth: 5,000' - 7,000' (Southern NY) national fuel January 2007 39

JV with EOG Resources Required Initial Activities 1Q07 - 2Q07 3Q07 - 1Q08 2Q08 - 1Q09 Acquire Data Evaluate/ Determine Initial Drilling Locations Drill 5 Exploratory Wells Acquire/ Evaluate Additional Data Design/Test Completion Technique & Well Flow Produce Wells if Possible Determine additional drilling locations Drill 5 Additional Wells Acquire/ Evaluate Additional Data Design/Test Completion Technique & Well Flow Produce Wells if Possible Evaluate Results to Date Determine Strategy for Additional Exploration or Development, as appropriate

E&P East Division Net Well Completions Fiscal Year 2002 2003 2004 2005 2006 Productive 30 61 41 48 144.46 Dry 1.1 0.1 3 5 1.75 Success Ratio 0.96 1 0.93 0.91 0.99 Net Wells Completed 380% Increase in Productive Completions Success Ratio Climbed Back to 99%

2002 2003 2004 2005 2006 2007E East 31.1 61.1 44 53 146.21 155 West 49.99 30.97 49 116.97 93.98 92 Canada 45.8 29.66 69.43 26.64 17.45 19 Gulf 5.25 3.35 1.15 2 4.57 10 Fiscal Year Net Well Completions by Division 132 125 164 262 199 Net Wells Completed 175% Approx. 255 - 298

E&P East Division Capital Expenditures & Net Well Completions Fiscal Year 2002 2003 2004 2005 2006 2007E Productive 30 61 41 48 144.46 155 Dry 1.1 0.1 3 5 1.75 Capital Expenditures 8.4 9.4 9.5 12.5 27 35.5 Net Wells Completed Capital Expenditures ($ US Millions) Approx. 145 - 155

Fiscal Year Exploration & Production Average Sale Price of Natural Gas* 2002 2003 2004 2005 2006 NFG Avg Appalachian 3.74 5.1 5.72 7.01 8.9 NFG Avg Total US 3.58 4.52 5.13 6.26 7.02 Per Mcf of Gas * After Hedging

Fiscal Year Exploration & Production Average Sale Price of Oil* 2002 2003 2004 2005 2006 NFG Avg Appalachian 23.76 28.77 31.3 48.28 65.28 NFG Avg Total US 21.01 25.11 26.06 26.59 40.26 Per Barrel of Oil * After Hedging

National Fuel Gas Company As a Value Company Financially Strong Diversified Asset Base Prime Location: Proximity to Canada Undeveloped Storage Pipeline Corridor to East Coast Appalachian Acreage Potential Strong Dividend Record

APPENDIX

National Fuel Gas Company New York Stock Exchange NFG Shares Outstanding (Approx.) (As of 09/30/06) 83.4 Million Average Daily Trading Volume (12 Months Ended 09/30/06) 445,802 Market Capitalization (Approx.) (As of 01/04/06) $3.2 Billion $1.20 Annual Dividend Rate September Fiscal Year End

1/1/1970 2/1/1970 3/1/1970 4/1/1970 5/1/1970 6/1/1970 7/1/1970 8/1/1970 9/1/1970 10/1/1970 11/1/1970 12/1/1970 1/1/1971 2/1/1971 3/1/1971 4/1/1971 5/1/1971 6/1/1971 7/1/1971 8/1/1971 9/1/1971 10/1/1971 11/1/1971 12/1/1971 1/1/1972 2/1/1972 3/1/1972 4/1/1972 5/1/1972 6/1/1972 7/1/1972 8/1/1972 9/1/1972 10/1/1972 11/1/1972 12/1/1972 1/1/1973 2/1/1973 3/1/1973 4/1/1973 5/1/1973 6/1 /1973 7/1/1973 8/1/1973 9/1/1973 10/1/1973 11/1/1973 12/1/1973 1/1/1974 2/1/1974 3/1/1974 4/1/1974 5/1/1974 6/1/1974 7/1/1974 8/1/1974 9/1/1974 10/1/1974 11/1/1974 12/1/1974 1/1/1975 2/1/1975 3/1/1975 4/1/1975 5/1/1975 6/1/1975 7/1/1975 8/1/1975 9/1/1975 10/1/1975 11/1/1975 12/1/1975 1/1/1976 2/1/1976 3/1/1976 4/1/1976 5/1/1976 6/1/1976 7/1/1976 8/1/1976 9/1/1976 10/1/1976 11/1/1976 12/1/1976 1/1/1977 2/1/1977 3/1/1977 4/1/1977 5/1/1977 6/1/1977 7/1/1977 8/1/1977 9/1/1977 10/1/1977 11/1/1977 12/1/1977 1/1/1978 2/1/1978 3/1/1978 2.727279545 2.798297727 2.840918182 2.698881818 2.514225 2.372140909 2.428984091 2.642038636 2.5284 2.500002273 2.599418182 2.5284 2.784075 2.911936364 2.684659091 2.982954545 2.840918182 2.784075 2.7699 2.840918182 2.713056818 2.755677273 2.741454545 2.840918182 3.03975 3.03975 2.982954545 2.897713636 2.883538636 2.840918182 2.798297727 2.869315909 2.982954545 3.025575 3.153388636 3.139213636 3.181834091 3.210231818 3.139213636 2.897713636 2.713056818 2.727279545 2.613640909 2.627863636 2.883538636 2.7699 2.500002273 2.400586364 2.670436364 2.698881818 2.514225 2.386363636 2.159086364 1.974429545 2.173309091 1.974429545 2.045447727 2.144863636 2.088068182 2.088068182 2.343743182 2.301122727 2.457381818 2.357965909 2.500002273 2.556797727 2.428984091 2.400586364 2.357965909 2.400586364 2.4147613 64 2.428984091 2.713056818 2.500002273 2.500002273 2.5284 2.514225 2.5284 2.741454545 2.826695455 2.840918182 2.869315909 2.869315909 3.181834091 3.238629545 3.011352273 2.954556818 3.053972727 3.025575 3.238629545 3.110815909 2.897713636 2.997177273 3.025575 2.997177273 3.03975 2.840918182 2.840918182 2.883538636 National Fuel Gas Company Stock Price (Jan 1970 - Jan 4, 2007) 01/04/2007 $37.66

70 0.19 71 0.2 72 0.205 73 0.215 74 0.225 75 0.235 76 0.245 77 0.255 78 0.27 79 0.2875 80 0.3075 81 0.33 82 0.36 83 0.39 84 0.47 85 0.52 86 0.57 87 0.6 88 0.63 89 0.67 90 0.71 91 0.73 92 0.75 93 0.77 94 0.79 95 0.81 96 0.84 97 0.87 98 0.9 99 0.93 '00 0.96 '01 1.01 '02 1.04 '03 1.08 '04 1.12 '05 1.16 '06 1.2 National Fuel Gas Company Dividend Growth $0.19 $1.20 Annual Rate At Fiscal Year End

Earnings * Dividends Paid 85 0.95 0.48 86 0.88 0.53 87 0.88 0.58 88 0.83 0.61 89 0.97 0.64 90 0.92 0.68 91 0.82 0.72 92 0.97 0.74 93 1.08 0.76 94 1.16 0.78 95 1.02 0.8 96 1.39 0.82 97 1.49 0.85 98 1.44 0.88 99 1.47 0.91 '00 1.61 0.94 '01 2.11 0.97 '02 1.58 1.02 '03 1.89 1.05 '04 1.98 1.09 '05 2.15 1.13 '06 2.25 1.17 * Excludes special items Dividends Paid Fiscal Year National Fuel Gas Company Earnings vs. Dividends Paid Earnings per Diluted Share

Standard & Poor's Moody's Fitch, Inc. Long-Term Debt BBB+ Baa1 A- Outlook Stable Stable Stable Commercial Paper A-2 P-2 F2 NFG Debt Ratings at September 30, 2006

Commercial Paper Program And Bilateral Credit Facilities - Aggregate Of $635 MM $0 MM borrowed at September 30, 2006 $300.0 MM Committed Credit Facility Through September 2010 $0 borrowed Universal Shelf Registration on File - Additional $550 MM Can Be Issued As Debt Or Equity Securities Any offer and sale of such securities will be made only by means of a prospectus meeting requirements of securities laws National Fuel Gas Company Capital Resources

* Long-term Debt includes Current Portion of Long-term Debt. ** Includes Discontinued Operations. $2.36 Billion at September 30, 2005** Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1128 0 1230 Short-Term Debt 0% Shareholder Equity 52% Long-Term* Debt 48% $2.56 Billion at September 30, 2006 Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1119 0 1444 Short-Term Debt 0% National Fuel Gas Company Capitalization Shareholder Equity 56% Long-Term* Debt 44%

2002 2003 2004 2005 2006 CFPS 1.18 2.52 1.82 2.29 0.28 Fiscal Year National Fuel Gas Company Free Cash Flow per Diluted Share

2001 2002 2003 2004 2005 2006 2007E Utility 42.4 51.5 49.9 55.5 50.1 54.4 58 P & S 26 30.3 199.4 23.2 21.1 26 65 E & P 296.4 114.6 75.8 77.7 121.2 208.3 212 Energy Mkt. 0.116 0.1 0.2 0.0102 0 $- 0 Timber 3.7 25.6 3.5 2.8 18.9 2.3 2 Corp & Others 0.937 6.6 50.1 5.7 1.1 3.2 2 International 15.6 4.2 2.5 7.5 5.9 0 $385.1 $ Millions $232.9 $381.4 $172.3 $218.3 Fiscal Year National Fuel Gas Company Expenditures for Long-Lived Assets $294.2 Approx. $337-$341

Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.49 0.56 0.599 0.63 0.65 a Excludes impairment of Independence Pipeline of -$0.12 b Excludes SFAS 88 settlement loss of -$0.02 c Excludes base gas sale of $0.03 and gain associated with insurance proceeds of $0.05 a b Fiscal Year Pipeline & Storage Diluted Earnings per Share c

Fiscal Year 2001 2002 2003 2004 2005 2006 Earnings 0.76 0.62 0.7 0.59 0.46 0.55 a Excludes SFAS 88 settlement loss of -$0.03 b Excludes out-of-period adjustment to symmetrical sharing of $0.03 a Fiscal Year Utility Diluted Earnings per Share b

Energy Marketing Diluted Earnings per Share Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.11 0.07 0.07 0.06 0.07 Fiscal Year

Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.12 0.12 0.07 0.06 0.07 a Excludes gain from timber sale of +$1.26 b Excludes adj. of gain on timber sale of -$0.01 a b Fiscal Year Timber Diluted Earnings per Share

Comparable GAAP Financial Measure Slides And Reconciliations

$138.1 Million 12 Months Ended September 30, 2006 Utility P&S E&P Timber Energy Mkt. Corp. & Other NI 49.8 55.6 21 5.7 5.8 1 National Fuel Gas Company Net Income from Continuing Operations

1999 2000 2001 2002 2003 2004 2005 2006 Exploration & Production 0.09 0.44 -0.4 0.33 -0.39 0.66 0.6 0.24 All Other Segments 1.38 1.17 1.22 1.13 2.59 1.35 1.63 1.37 $1.46 $2.20 $2.01 $2.23 Fiscal Year Exploration & Production vs. Consolidated NFG Diluted Earnings per Share $1.61

Earnings Dividends Paid 85 0.95 0.48 86 0.88 0.53 87 0.88 0.58 88 0.83 0.61 89 0.97 0.64 90 0.92 0.68 91 0.82 0.72 92 0.97 0.74 93 1.08 0.76 94 1.16 0.78 95 1.02 0.8 96 1.39 0.82 97 1.49 0.85 98 0.3 0.88 99 1.47 0.91 '00 1.61 0.94 '01 0.82 0.97 '02 1.46 1.02 '03 2.2 1.04 '04 2.01 1.09 '05 2.23 1.13 '06 1.61 1.17 National Fuel Gas Company Earnings vs. Dividends Paid Fiscal Year Dividends Paid Earnings per Diluted Share

2002 2003 2004 2005 2006 4.29 4 5.27 3.73 5.48 Fiscal Year National Fuel Gas Company Net Cash Provided by Operating Activities per Diluted Share

2001 2002 2003 2004 2005 2006 387.9 205.8 104.8 163.2 103.3 297.4 Fiscal Year National Fuel Gas Company Consolidated Net Cash Used in Investing Activities $ Millions

1999 2000 2001 2002 2003 2004 2005 2006 Pipeline & Storage 0.51 0.4 0.5 0.37 0.56 0.58 0.71 0.65 All Other Segments 0.96 1.21 0.32 1.09 1.64 1.43 1.52 0.96 $1.46 $2.20 $2.01 $2.23 Fiscal Year Pipeline & Storage vs. Consolidated NFG Diluted Earnings per Share $1.61

1999 2000 2001 2002 2003 2004 2005 2006 Utility 0.51 0.4 0.76 0.62 0.7 0.56 0.46 0.55 All Other Segments 0.96 1.21 0.06 0.84 1.5 1.45 1.77 1.06 $1.46 $2.20 $2.01 $2.23 Fiscal Year Utility vs. Consolidated NFG Diluted Earnings per Share $1.61

2001 2002 2003 2004 2005 2006 Energy Marketing -0.04 0.11 0.07 0.07 0.06 0.07 All Other Segments 0.86 1.35 2.13 1.94 2.17 1.54 Fiscal Year Energy Marketing vs. Consolidated NFG Diluted Earnings per Share $1.46 $2.20 $2.01 $2.23 $1.61

1999 2000 2001 2002 2003 2004 2005 2006 Timber 0.06 0.08 0.1 0.12 1.38 0.06 0.06 0.07 All Other Segments 1.41 1.53 0.72 1.34 0.82 1.95 2.17 1.54 $1.46 $2.20 $2.01 $2.23 Fiscal Year Timber vs. Consolidated NFG Diluted Earnings per Share $1.61

Reconciliation of Segment Net Income from Continuing Operations to
     Consolidated Net Income from Continuing Operations
(‘000)

	12 Mos Ended 9/30/06
Utility	$47,264
Plus: Out-of-Period Adjustment to Symmetrical Sharing	2,551	$49,815

Pipeline & Storage		55,633

Exploration & Production	$78,415
Plus: Impairment of O&G Prod. Prop.	(68,646)
Income Tax Adjustments	11,202	20,971

Energy Marketing		5,798

Timber		5,704

Corporate & Other		170

Consolidated Net Income from Continuing Operations		$138,091

Reconciliation of Exploration & Production Operating Revenue to
     Consolidated Operating Revenue
($000s)

2006
Exploration & Production	$346,880
All Other Segments	1,964,779

Consolidated Operating Revenue	$2,311,659

Reconciliation of Exploration & Production Net Income to
     Consolidated Net Income
($000s)

2006
Exploration & Production	$20,971
All Other Segments	117,120

Consolidated Net Income	$138,091

Reconciliation of Exploration & Production Depreciation, Depletion and Amortization to
     Consolidated Depreciation, Depletion and Amortization (DD&A)
($000s)

2006
Exploration & Production DD&A *	$94,738
All Other Segments DD&A	84,877

Consolidated DD&A	$179,615

*	DD&A and Total LOE cost per Mcf equivalent equals Exploration & Production DD&A and Total LOE costs, respectively, for the referenced fiscal period, divided by the Total Gas & Oil Production (Mmcfe) in that same fiscal period.
Reconciliation of Exploration & Production Lease Operating Expense (LOE) to
     Consolidated O&M
($000s)

2006
Exploration & Production LOE	$50,944
Exploration & Production Property, Franchise and Other Taxes	5,038

Exploration & Production Total LOE *	$55,982

Exploration & Production LOE	$50,944
Exploration & Production Other O&M	31,385

Exploration & Production Total O&M	$82,329
All Other Segments O&M	331,397

Total Consolidated O&M	$413,726

Exploration & Production Property, Franchise and Other Taxes	$5,038
All Other Segments Property, Franchise and Other Taxes	64,904

Total Consolidated Property Franchise and Other Taxes	$69,942

Reconciliation of Exploration & Production General & Administrative Costs to
     Consolidated O&M
($000s)

2006
Exploration & Production General & Administrative *	$23,352
Exploration & Production All Other O&M	58,977

Exporation & Production Total O&M	$82,329
All Other Segments O&M	331,397

Total Consolidated O&M	$413,726

*	General and Administrative cost per Mcf equivalent equals Exploration & Production General and Administrative cost, for the referenced fiscal period, divided by the Total Gas & Oil Production (Mmcfe) in that same fiscal period.
Reconciliation of Exploration & Production Segment Capital Expenditures to
     Consolidated Capital Expenditures
($000s)

	2002	2003	2004	2005	2006	2007E

Exploration & Production Capital Expenditures	$114,602	$75,837	$77,654	$121,200	$207,000	$210,000	—	$214,000
Other	—	—	—	1,250	—			—

Total Exploration & Production Capital Expenditures	$114,602	$75,837	$77,654	$122,450	$207,000	$210,000	—	$214,000
All Other	117,766	76,414	94,687	97,080	95,500			127,000

Total Corporation	$232,368	$152,251	$172,341	$219,530	$302,500	$337,000	—	$341,000

NATIONAL FUEL GAS COMPANY
AND SUBSIDIARIES
RECONCILIATION TO REPORTED EARNINGS

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended	Ended	Ended
(Diluted Earnings Per Share)	September 30, 2002	September 30, 2003	September 30, 2004	September 30, 2005	September 30, 2006

Utility
Reported earnings	$0.62	$0.70	$0.56	$0.46	$0.58
Out-of-period adjustment to symmetical sharing	—	—	—	—	(0.03)
Pension settlement loss	—	—	0.03	—	—

Earnings before non-recurring items	0.62	0.70	0.59	0.46	0.55

Pipeline and Storage
Reported earnings	0.37	0.56	0.58	0.71	0.65
Impairment of Independence Pipeline	0.12	—	—	—	—
Pension settlement loss	—	—	0.02	—	—
Gain associated with insurance proceeds	—	—	—	(0.05)	—
Base gas sale				(0.03)	—

Earnings before non-recurring items	0.49	0.56	0.60	0.63	0.65

Exploration and Production
Reported earnings	0.33	(0.39)	0.66	0.60	0.24
Income tax adjustments	—	—	—	—	-0.13
Loss on sale of oil and gas assets	—	0.48	—	—
Impairment of oil and gas producing properties	—	0.36	—	—	0.80
Cumulative Effect of Change in Accounting	—	0.01	—	—
Adjustment of loss on sale of oil and gas assets	—	—	(0.06)	—
Pension settlement loss	—	—	0.01	—

Earnings before non-recurring items	0.33	0.46	0.61	0.60	0.91

International
Reported earnings	(0.06)	(0.12)	0.07
Cumulative Effect of Change in Accounting	—	0.10	—	see
Pension settlement loss	—	—	—	“Discontinued
Tax rate change	—	—	(0.06)	Operations”
Repatriation tax				below

Earnings before non-recurring items	(0.06)	(0.02)	0.01

Energy Marketing
Reported earnings	0.11	0.07	0.07	0.06	0.07
Pension settlement loss	—	—	—	—	—

Earnings before non-recurring items	0.11	0.07	0.07	0.06	0.07

Timber
Reported earnings	0.12	1.38	0.06	0.06	0.07
Gain on sale of timber assets	—	(1.26)	—	—	—
Pension settlement loss	—	—	—	—	—
Adjustment of gain on sale of timber properties	—	—	0.01	—	—

Earnings before non-recurring items	0.12	0.12	0.07	0.06	0.07

Corporate and All Other
Reported earnings	(0.03)	—	0.01	(0.08)	—
Pension settlement loss	—	—	0.02	—	—

Earnings before non-recurring items	(0.03)	—	0.03	(0.08)	—

Consolidated
Reported earnings	1.46	2.20	2.01
Total non-recurring items from above	0.12	(0.31)	(0.03)

Earnings before non-recurring items	$1.58	$1.89	$1.98

Consolidated Earnings from Continuing Operations
Reported earnings from continuing operations				1.81	1.61
Total non-recurring items from above				(0.08)	0.64

Earnings from continuing operations before non-recurring items				$1.73	$2.25

Discontinued Operations
Reported earnings from discontinued operations				0.42

Consolidated
Reported earnings				$2.23	$1.61

Free Cash Flow Per Diluted Share Calculation
and Reconciliation to Net Cash Provided by Operating Activities

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2002	September 30, 2003	September 30, 2004	September 30, 2005	September 30, 2006
Net Income	$117,682	$178,944	$166,586	$189,488	$138,091
DD&A	180,668	195,226	189,538	193,144	179,615
Impairment of Oil and Gas Producing Properties	—	42,774	—	—	104,739
Impairment of Investment in Partnership	15,167	—	—	4,158	—
(Income) Loss from Unconsolidated Subsidiaries, Net of Cash Distributions	361	703	(19)	(1,372)	1,068
Excess Tax Benefits Associated with Stock-Based Compensation Awards	—	—	—	—	(6,515)
Gain on Sale of Discontinued Operations	—	—	—	(27,386)	—
Loss (Gain) on Sale of Oil and Gas Properties	—	58,472	(4,645)	—	—
(Gain) Loss on Sale of Timber Properties		(168,787)	1,252	—	—
Deferred Income Taxes	62,013	78,369	40,329	40,388	(5,231)
Minority Interest in Foreign Subsidiaries	730	785	1,933	2,645	—
Cumulative Effect of Changes in Accounting	—	8,892	—	—	—
Other	9,842	11,289	9,839	7,390	4,829

	386,463	406,667	404,813	408,455	416,596
Less: Dividends Paid on Common Stock (Including Dividends to Minority Interests)	(80,974)	(84,530)	(89,092)	(106,835)	(98,266)
Plus: Net Proceeds from Sale of Oil and Gas Producing Properties	22,068	78,531	7,162	1,349	13
Plus: Net Proceeds from Sale of Timber Properties	—	186,014	—	—	—
Plus: Net Proceeds from Sale of Foreign Subsidiary	—	—	—	111,619	—
Less: Expenditures for Long-Lived Assets	(232,904)	(381,440)	(172,341)	(219,530)	(294,159)

Free Cash Flow	$94,653	$205,242	$150,542	$195,058	$24,184

Weighted Average Diluted Shares	80,534	81,358	82,900	85,029	86,029

Free Cash Flow Per Diluted Share	$1.18	$2.52	$1.82	$2.29	$0.28

Reconciliation to Net Cash Provided by Operating Activities:
Free Cash Flow	$94,653	$205,242	$150,542	$195,058	$24,184
Add Back:
Expenditures for Long-Lived Assets	232,904	381,440	172,341	219,530	294,159
Dividends Paid on Common Stock (Inc. Dividends to Minority Interests)	80,974	84,530	89,092	106,835	98,266
Deduct:
Net Proceeds from Sale of Oil and Gas Producing Properties	(22,068)	(78,531)	(7,162)	(1,349)	(13)
Net Proceeds from Sale of Timber Properties	—	(186,014)	—	—	—
Net Proceeds from Sale of Foreign Subsidiary	—	—	—	(111,619)	—
Change in:
Hedging Collateral Deposits	(352)	(1,109)	(7,151)	(69,172)	58,108
Receivables and Unbilled Utility Revenue	40,786	(28,382)	4,840	(21,857)	(7,397)
Gas Stored Underground & Materials and Supplies	8,717	(13,826)	13,662	1,934	1,679
Unrecovered Purchased Gas Costs	(8,318)	(16,261)	21,160	(7,285)	1,847
Prepayments and Other Current Assets	(1,737)	(12,628)	37,390	(39,779)	(41,314)
Accounts Payable	(24,025)	13,699	(5,134)	48,089	(23,144)
Amounts Payable to Customers	(51,223)	692	2,462	(1,996)	22,777
Other Accruals and Current Liabilities	(27,332)	9,343	2,082	16,085	(16,012)
Other Assets	11,869	(9,343)	(2,525)	(13,461)	(22,700)
Other Liabilities	10,350	(23,124)	(34,450)	(3,667)	80,960

Net Cash Provided by Operating Activities	$345,198	$325,728	$437,149	$317,346	$471,400

Weighted Average Diluted Shares	80,534	81,358	82,900	85,029	86,029

Net Cash Provided by Operating Activities Per Diluted Share	$4.29	$4.00	$5.27	$3.73	$5.48

Reconciliation of National Fuel Gas Expenditures for Long-lived Assets to
     Consolidated Net Cash Used in Investing Activities
(‘000)

	2001	2002	2003	2004	2005	2006

Capital Expenditures	$(292,706)	$(232,368)	$(152,251)	$(172,341)	$(219,530)	$(294,159)
Investment in Subsidiaries, Net of Cash	$(90,567)	$—	$(228,814)	$—	$—	$—
Investment in Partnerships	$(1,830)	$(536)	$(375)	$—	$—	$—

Expenditures for Long Lived Assets	$(385,103)	$(232,904)	$(381,440)	$(172,341)	$(219,530)	$(294,159)

Expenditures for Long Lived Assets	$(385,103)	$(232,904)	$(381,440)	$(172,341)	$(219,530)	$(294,159)
Net Proceeds from Sale of Foreign Subsidiary	$—	$—	$—	$—	$111,619	$—
Net Proceeds from Sale of Timber Properties	$—	$—	$186,014	$—	$—	$—
Net Proceeds from Sale of Oil and Gas Producing Properties	$2,069	$22,068	$78,531	$7,162	$1,349	$13
Other	$(4,892)	$5,012	$12,065	$1,974	$3,238	$(3,230)

Net Cash Used in Investing Activities	$(387,926)	$(205,824)	$(104,830)	$(163,205)	$(103,324)	$(297,376)